Exhibit 10.2
Booth #24-35
Lease No. 687800

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 21st day of November, 2002 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to 2002-C, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be pooled therewith, without the obligation to located on the lands described in Exhibit A and lands account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenant and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ Rita A. Clark	BY:	/s/ William D. Gainor
Rita A. Clark		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 26th day of November 2002 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation.  He executed foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public State of West Virginia RITA A. CLARK Petroleum Development Corporation 103 East Main Street, Box 26 Bridgeport, WV 26330 My commission expires June 2, 2009	Rita A. Clark Notary Public - State of West Virginia County of Harrison My Commission expires: June 2,2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street P.O. Box 26
Bridgeport, WV 26330

Booth #24-35
Lease No. 687800
AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February l, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2002-C Limited Partnership, a West Virginia limited partnership whose address is P.O. Box 26, Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the “Original Assignment”), dated November 21, 2002 and record as Instrument No. 3063467in the real property records of Weld County, Colorado.

2. Amendment.   Petroleum Development Corporation and PDC 2002-C Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to this instrument and all other provisions of the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3. Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2002 C LIMITED PARTNERSHIP

By:	Petroleum Development Corporation
As Managing General Partner

By:	/s/ Ersel E. Morgan, Jr.
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 16th day of March, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2002-C Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal

/s/ Rita A. Clark
OFFICIAL SEAL Notary Public State of West Virginia RITA A. CLARK Petroleum Development Corporation 103 East Main Street, Box 26 Bridgeport, WV 26330 My commission expires June 2, 2009	Rita A. Clark as Notary Public Harrison County, State of West Virginia My Commission expires: June 2,2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 24-35	Anadarko E & P Company And Anadarko Land Corporation	12-04-2002	3040481	T7N, R65W Sec. 35: SE4SW4	Weld	Colorado	0.9970	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Ehrlich 13-32	Henry Printz, Jr., et ux	11-19-1981	1876412/954	T6N, R64W Sec. 7: SW4NE4	Weld	Colorado	0.872375	661800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Loustalet 32-12	Francis Loustalet	04-14-1981	1865242/943	T5N, R65W Sec. 12 NW4NE4	Weld	Colorado	0.872375	647900
	Warren Loustalet	04-14-1981	1858796/937
	Frances Loustalet	06-01-1982	1895807/971
	Warren Loustalet	06-01-1982	1895808/971
	Ardith L. Simons	04-19-1984	1962272/1026
	Gary H. Loustalet	04-09-1984	1962274/1026
	Wade A. Loustalet	04-09-1984	1962273/1026
	Mark D. Young, et ux	12-05-1997	2583922/1637

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO,
Millage 23-3	Millage Bros., Inc.	11-28-2000	2832260	T5N, R64W Sec. 3: NE4SW4	Weld	Colorado	0.9502407	657800
	H. Joan Englebart	04-13-1981	1865240/943

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Dyer 13-5	Anadarko E & P Company, LP and Anadarko Land Corp.	12-17-2002	3040482	T6N, R64W Sec. 5: NWSW	Weld	Colorado	0.9970	688700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 31-5	Anadarko E & P Company, LP and Anadarko Land Corp.	12-18-2002	3040480	T5N, R63W Sec. 5: NW4NE4	Weld	Colorado	0.7976	688000

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Bolet 33-17	Bolet Company	09-21-1981	1884302/962	T6N, R65W Sec. 17: NW4SE4	Weld	Colorado	0.872375	652600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 41-8D	Chevron USA, Inc.	11-02-03	623085	T6S, R96W Sec. 8: NE4NE4	Garfield	Colorado	0.9970	687400

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 14-15	Anadarko E & P Company, LP And Anadarko Land Corp.	12-20-2002	3040479	T6N, R64W Sec. 15: SW4SW4	Weld	Colorado	0.9970	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-33	Anadarko E & P Company, LP and Anadarko Land Corp.	12-23-2002	3225680	T6N, R63W Sec. 33: SW4SW4	Weld	Colorado	0.7976	688400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster 31-11	Anadarko E & P Company, LP and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W Sec. 11: NW4NE4	Weld	Colorado	0.9970	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-35	Anadarko E & P Company, LP and Anadarko Land Corp.	12-31-2002	3040483	T6N, R63W Sec. 35: SW4SW4	Weld	Colorado	0.7976	688500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 44-21	Union Pacific Land Resources Corp.	05-15-1998	2652401	T5N, R63W Sec. 21: E2	Weld	Colorado	0.77766	648200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 14-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SW4SW4	Garfield	Colorado	0.9970	691300